                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


         The undersigned directors of Oil States International, Inc. (the "Company") do hereby constitute and appoint Douglas E. Swanson and Cindy B. Taylor, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in any and all capacities, and to execute any and all instruments for us and in our names in such capacities which such person may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Company's Registration Statement on Form S-3 covering the registration of shares of the Company's common stock (the "Common Stock") to be sold by SCF-III, L.P., SCF-IV, L.P. and such other holders of Common Stock as may timely give notice of their desire to register shares of Common Stock on such registration statement, including specifically, but not limited to, power and authority to sign such registration statement for us, or any of us, in any and all capacities and any and all amendments or post-effective amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and we do herby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

         FURTHERMORE, the undersigned directors of the Company do hereby constitute and appoint Douglas E. Swanson and Cindy B. Taylor, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in any and all capacities, and to execute any and all instruments for us and in our names in such capacities which such person may deem necessary or advisable to enable the Company to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Company's Registration Statement on Form S-8 covering the registration of an additional 2,000,000 shares of Common Stock authorized for issuance under the 2001 Oil States International, Inc. 2001 Equity Participation Plan, as amended on February 19, 2002, including specifically, but not limited to, power and authority to sign such registration statement for us, or any of us, in any and all capacities and any and all amendments or post-effective amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and we do herby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

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         IN WITNESS WHEREOF, each of the undersigned have executed this Power of
Attorney as of the dates set forth beside their respective names below.


               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----


/s/          L.E. SIMMONS                        Chairman of the Board                      May 15, 2002
------------------------------------
             L.E. Simmons


/s/         MARTIN LAMBERT                             Director                             May 15, 2002
------------------------------------
            Martin Lambert


/s/          MARK G. PAPA                              Director                             May 15, 2002
------------------------------------
             Mark G. Papa


/s/        GARY L. ROSENTHAL                           Director                             May 15, 2002
------------------------------------
           Gary L. Rosenthal


/s/         ANDREW L. WAITE                            Director                             May 15, 2002
------------------------------------
            Andrew L. Waite


/s/        STEPHEN A. WELLS                            Director                             May 15, 2002
------------------------------------
           Stephen A. Wells